                                   EXHIBIT 24





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                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director whose signature appears below hereby constitutes and appoints James D. Nabors and Steve R. Forehand, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Russell Corporation on Form S-3 relating to the registration of the sale by certain shareholders of Russell Corporation of shares of common stock, par value $0.01 per share, of Russell Corporation issued in connection with the acquisition by Russell Corporation of DeSoto Mills, Inc., including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        Dated as of this 27th day of June, 1994.



                                        /s/ HERSCHEL M. BLOOM
                                        -----------------------
                                            Herschel M. Bloom
                                                Director

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director whose signature appears below hereby constitutes and appoints James D. Nabors and Steve R. Forehand, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Russell Corporation on Form S-3 relating to the registration of the sale by certain shareholders of Russell Corporation of shares of common stock, par value $0.01 per share, of Russell Corporation issued in connection with the acquisition by Russell Corporation of DeSoto Mills, Inc., including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        Dated as of this 27th day of June, 1994.



                                        /s/ RONALD G. BRUNO
                                        -----------------------
                                            Ronald G. Bruno
                                               Director

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director whose signature appears below hereby constitutes and appoints James D. Nabors and Steve R. Forehand, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Russell Corporation on Form S-3 relating to the registration of the sale by certain shareholders of Russell Corporation of shares of common stock, par value $0.01 per share, of Russell Corporation issued in connection with the acquisition by Russell Corporation of DeSoto Mills, Inc., including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        Dated as of this 27th day of June, 1994.



                                        /s/ H. SCOTT HOWELL
                                        -----------------------
                                            H. Scott Howell
                                               Director

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director whose signature appears below hereby constitutes and appoints James D. Nabors and Steve R. Forehand, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Russell Corporation on Form S-3 relating to the registration of the sale by certain shareholders of Russell Corporation of shares of common stock, par value $0.01 per share, of Russell Corporation issued in connection with the acquisition by Russell Corporation of DeSoto Mills, Inc., including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        Dated as of this 27th day of June, 1994.



                                        /s/ GLENN IRELAND II
                                        -----------------------
                                            Glenn Ireland II
                                               Director

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director whose signature appears below hereby constitutes and appoints James D. Nabors and Steve R. Forehand, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Russell Corporation on Form S-3 relating to the registration of the sale by certain shareholders of Russell Corporation of shares of common stock, par value $0.01 per share, of Russell Corporation issued in connection with the acquisition by Russell Corporation of DeSoto Mills, Inc., including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        Dated as of this 27th day of June, 1994.



                                        /s/ CRAWFORD T. JOHNSON III
                                        -----------------------------
                                            Crawford T. Johnson III
                                                  Director

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director whose signature appears below hereby constitutes and appoints James D. Nabors and Steve R. Forehand, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Russell Corporation on Form S-3 relating to the registration of the sale by certain shareholders of Russell Corporation of shares of common stock, par value $0.01 per share, of Russell Corporation issued in connection with the acquisition by Russell Corporation of DeSoto Mills, Inc., including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        Dated as of this 27th day of June, 1994.



                                        /s/ C. V. NALLEY III
                                        -----------------------
                                            C. V. Nalley III
                                                Director

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director whose signature appears below hereby constitutes and appoints James D. Nabors and Steve R. Forehand, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Russell Corporation on Form S-3 relating to the registration of the sale by certain shareholders of Russell Corporation of shares of common stock, par value $0.01 per share, of Russell Corporation issued in connection with the acquisition by Russell Corporation of DeSoto Mills, Inc., including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        Dated as of this 27th day of June, 1994.



                                        /s/ BENJAMIN RUSSELL
                                        -----------------------
                                            Benjamin Russell
                                               Director

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director whose signature appears below hereby constitutes and appoints James D. Nabors and Steve R. Forehand, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Russell Corporation on Form S-3 relating to the registration of the sale by certain shareholders of Russell Corporation of shares of common stock, par value $0.01 per share, of Russell Corporation issued in connection with the acquisition by Russell Corporation of DeSoto Mills, Inc., including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        Dated as of this 27th day of June, 1994.



                                        /s/ JOHN R. THOMAS
                                        -----------------------
                                            John R. Thomas
                                              Director

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director whose signature appears below hereby constitutes and appoints James D. Nabors and Steve R. Forehand, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Russell Corporation on Form S-3 relating to the registration of the sale by certain shareholders of Russell Corporation of shares of common stock, par value $0.01 per share, of Russell Corporation issued in connection with the acquisition by Russell Corporation of DeSoto Mills, Inc., including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        Dated as of this 27th day of June, 1994.



                                        /s/ JOHN A. WHITE
                                        -----------------------
                                            John A. White
                                              Director